UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 5, 2014


                               HINTO ENERGY, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wyoming                      000-26317                 84-1384961
-----------------------------    ----------------------  -----------------------
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)


                  5350 SOUTH ROSLYN STREET, SUITE 400, CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
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               Registrant's telephone number, including area code


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 5, 2014, Hinto Energy, Inc.'s ("The Company") made a press release announcing increases in its oil production. The text of the press release is attached hereto as Exhibit 99.1.

On October 15, 2014, the Company made a press release announcing its purchase of an interest in an explatory well in Medina County, Ohio. The test of the press release attached hereto as Exhibit 99.2.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

   EXHIBIT NO.                            DESCRIPTION
------------------      -----------------------------------------------------
            99.1        Press Release, dated November 4, 2014
            99.2        Press Release, dated October 15, 2014




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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 HINTO ENERGY, INC.


                                 By: /s/ George Harris
                                    -----------------------------------------
                                    George Harris, Chief Executive Officer


                                 Date: November 5, 2014



































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